UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2014

SOFTECH, INC.
(Exact name of the Registrant as specified in its charter)

Massachusetts	0-10665	04-2453033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Suffolk Street, Suite 415, Lowell, MA 01854
(Address of principal executive offices and zip code)

Telephone (978) 513-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective November 20, 2014, and with the approval of our Board of Directors, SofTech, Inc., a Massachusetts corporation (the “Company”) dismissed McGladrey LLP (“McGladrey”) as its independent registered public accounting firm.

McGladrey’s reports on the Company’s financial statements for the fiscal years ended May 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the Company’s Board of Directors. During the two most recent fiscal years ended May 31, 2014 and through November 20, 2014, there were (i) no disagreements between the Company and McGladrey on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to McGladrey’s satisfaction, would have caused McGladrey to make reference thereto in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided McGladrey with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that they furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree. A copy of the letter from McGladrey is an Exhibit to this Current Report.

Effective November 20, 2014, the Company engaged Moody, Famiglietti & Andronico, LLP (“MFA”) to audit and review the Company’s financial statements for the fiscal year ending May 31, 2015. MFA was engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with McGladrey.

During the Company’s two most recent fiscal years and through the date of the Company’s engagement of MFA on November 20, 2014, neither the Company nor anyone on its behalf consulted with MFA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and no written report or oral advice was provided to the Company by MFA that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Act and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) relating to the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Document
16.1	Letter from McGladrey LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SofTech, Inc.

Date: November 25, 2014	By:	/s/ Amy E. McGuire
Amy E. McGuire Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
16.1	Letter from McGladrey LLP

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